UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 16, 2001
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification
  incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code (941)542-8999
                                                   ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)


                             CONTENTS

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition of Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrants Certifying Accountant.

On February 8, 2001, the Board of Directors of Whitney
Information Network, Inc., passed a resolution to engage the services of EKS&H, 7979 E. Tufts Avenue, Suite 400, Denver,
Colorado 80237-2843.  Tel: 303-740-9400.

EKS&H will replace our former accounting firm of BDO Seidman, Miami, Florida.

The reason for the change in Registrant's Certifying Accountant was to engage the services of EKS&H to prepare the annual audit reports.


Item 5.  Other Events.

         Not applicable.

Item 6.  Resignation of Registrants Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.


/s/ Ronald S. Simon
Ronald S. Simon
Secretary/Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: February 16, 2001